U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 2, 2018

INTEGER HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-16137	16-1531026
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2595 Dallas Parkway, Suite 310, Frisco, Texas	75034
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (214) 618-5243

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01        Completion of Acquisition or Disposition of Assets.

On July 2, 2018, Integer Holdings Corporation and its direct operating subsidiary Greatbatch Ltd. (together the “Company”) completed its previously announced sale of the Company’s Advanced Surgical and Orthopedic product lines (the “AS&O Business”) to Bandera Acquisition, LLC, a newly formed subsidiary of MedPlast, LLC (the “Purchaser”) for cash consideration of $600.0 million, less the amount of net indebtedness of the AS&O Business at closing, plus the amount of retained accounts payable to be paid by the Company as described in the Master Purchase and Sale Agreement. The purchase price is subject to further adjustment based upon a final closing statement.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Master Purchase and Sale Agreement, dated as of May 3, 2018, by and among Greatbatch Ltd., Bandera Acquisition, LLC and, solely for purposes of being bound by Section 10.1(f), Section 10.3 and Section 11.13, Integer Holdings Corporation (the “Master Purchase and Sale Agreement”), a copy of which is attached as Exhibit 2.1 hereto and incorporated herein by reference.

A copy of the Company’s press release announcing the completion of the sale of the AS&O Business is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) and (e)        On July 2, 2018, in connection with the completion of the sale of the AS&O Business, the employment of Declan Smyth, President, Advanced Surgical & Orthopedics, with the Company terminated. Mr. Smyth is now employed by the Purchaser. Mr. Smyth will receive a success bonus from the Company for his contributions in completing the sale of the AS&O Business in the amount of $845,000.

Item 9.01        Financial Statements and Exhibits.

(b)        Pro Forma Financial Information.

Unaudited pro forma consolidated financial information of the Company giving effect to the sale of the AS&O Business is attached hereto as Exhibit 99.2.

(d)        Exhibits

Exhibit Number	Description of Exhibit
2.1

Master Purchase and Sale Agreement, dated as of May  3, 2018, by and among Greatbatch Ltd., Bandera Acquisition, LLC and, solely for purposes of being bound by Section 10.1(f), Section 10.3 and Section  11.13, Integer Holdings Corporation*

99.1	Press Release issued by Integer Holdings Corporation, dated July 2, 2018

99.2	Integer Holdings Corporation Unaudited Pro Forma Consolidated Financial Information

*

Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: July 9, 2018	INTEGER HOLDINGS CORPORATION

	By:	/s/ Timothy G. McEvoy
Timothy G. McEvoy
Senior Vice President, General Counsel & Secretary